UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Southgate Plaza, Heath, Ohio

On March 4, 2005, we purchased an existing shopping center known as Southgate Plaza, containing 86,010 gross leasable square feet. The center is located at 681 Hebron Road in Heath, Ohio.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $12,253,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $142 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Best Buy, Office Depot and Michaels, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Best Buy	30,444	35	10.25	06/00	01/16

Office Depot	30,122	35	9.75	11/98	11/13

Michaels	17,026	20	8.50	09/00	02/11

For federal income tax purposes, the depreciable basis in this property will be approximately $9,190,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Southgate Plaza was built in stages from 1998 to 2000 with an outlot building constructed in 2002. As of March 1, 2005, this property was 100% occupied, with a total 86,010 square feet leased to seven tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)
Caribou Coffee	1,650	03/08	34,320	20.80
Mattress Mart	4,288	08/10	47,168	11.00
Michaels	17,026	02/11	144,721	8.50
Quizno's	1,400	01/12	30,800	22.00
Great Clips	1,080	03/13	21,600	20.00
Office Depot	30,122	11/13	293,690	9.75
Best Buy	30,444	01/16	312,051	10.25

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

CarMax, San Antonio, Texas

On March 4, 2005, we purchased an existing freestanding retail center known as CarMax, containing 60,772 of gross leasable square feet. The center is located at 3611 Fountain Head Drive in San Antonio, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $14,600,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $240 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenant would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their lease.

One tenant, CarMax, leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square	Estimated
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

CarMax	60,772	100	17.50	11/98	10/20

For federal income tax purposes, the depreciable basis in this property will be approximately $10,950,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

CVS Drug Store, Jacksonville, FL

On March 1, 2005, we purchased a newly constructed freestanding retail center known as CVS Drug Store, containing 13,824 of gross leasable square feet. The center is located at Racetrack Road and Flora Branch Boulevard in Jacksonville, FL.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $5,895,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $422 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenant would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their lease.

One tenant, CVS Drug Store, leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square	Estimated
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

CVS Drug Store	13,824	100	29.76	08/04	08/24

For federal income tax purposes, the depreciable basis in this property will be approximately $4,421,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

No audited financial statements are required due to immateriality for Southgate Plaza under Rule 3-14 of the Securities and Exchange Commission Regulation S-X. No financial statements will be filed for CarMax - San Antonio and CVS Drug Store - Jacksonville as the acquisition of these properties does not require financial statements under Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	March 1, 2005